                                                                   EXHIBIT 10.12


                               THIRD AMENDMENT TO
                        AGREEMENT OF LIMITED PARTNERSHIP
                 OF CAVANAUGHS HOSPITALITY LIMITED PARTNERSHIP,
                         A DELAWARE LIMITED PARTNERSHIP

         THIS THIRD AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP (the "Amendment"), is entered into as of the 28th day of April, 1998, by and among Cavanaughs Hospitality Corporation, a Washington corporation ("CHC" or "General Partner"), Dunson Ridpath Hotel Associates Limited Partnership, a Washington limited partnership, ("Dunson") and the persons whose names are set forth on Exhibit A attached hereto (the "Incoming Partners").

         A. CHC, as General Partner, and North River Drive Company, a Washington corporation, as Limited Partner, formed a Delaware Limited Partnership named Cavanaughs Hospitality Limited Partnership (the "Partnership") pursuant to the terms of an Amended and Restated Agreement of Limited Partnership, dated as of November 1, 1997 (the "Original Partnership Agreement").

         B. Dunson proposes to contribute certain property to the Partnership in exchange for Partnership Units in the Partnership to be distributed to the Incoming Partners, which are Dunson and/or partners of Dunson as of April 28, 1998.

         C. The General Partner is willing to consent to the admission of the Incoming Partners as Limited Partners of the Partnership and to cause the Partnership to accept the Incoming Partners' capital contributions and issue Partnership Units therefor.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Original Partnership Agreement.

         2. Agreement to be Bound. By their signatures below, the Incoming Partners, and each of them, hereby unconditionally accept, affirm and agree to be bound by each of the terms, covenants and conditions of the Original Partnership Agreement, as amended by this Amendment (the "Partnership Agreement"), including, without limitation, the power of attorney granted in
Section 2.4 thereof.

         3. General Partner Consent. The General Partner hereby consents to the admission of the Incoming Partners as an Additional Limited Partners.

         4. Admission of Incoming Partners; Issuance of Partnership Units. The Incoming

                                       1
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Partners are hereby admitted, effective as of the date hereof, to the
Partnership as Additional Limited Partners. In consideration for the Capital Contributions made by the Incoming Partner, each Incoming Partner shall be issued the number of Partnership Units (as a Limited Partner Interest) as is set forth opposite such Incoming Partner's name on Exhibit A hereto.

         5. Percentage Interests. After giving effect to the acceptance of the Incoming Partner's Capital Contributions in exchange for Partnership Units, the Percentage Interests of the Partners are as set forth on Exhibit B hereto, subject to future adjustment as provided in the Partnership Agreement.

         6. Scope of Amendment. Except as expressly modified or amended by this Amendment, the Original Partnership Agreement shall remain in full force and effect and be binding on the parties in accordance with its terms. This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, personal representatives, successors and assigns.

         7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                    GENERAL PARTNER:

                                    CAVANAUGHS HOSPITALITY CORPORATION, a
                                    Washington corporation

                                    By: /s/ Donald K. Barbieri
                                        ---------------------------------------
                                            Donald K. Barbieri, its President

                                    DUNSON:

                                    DUNSON RIDPATH HOTEL ASSOCIATES LIMITED
                                    PARTNERSHIP, by Spokane Hotel, Inc., General
                                    Partner

                                    By: /s/ Gordon Sondland
                                        ----------------------------------------
                                            Gordon Sondland, its President

                                       2
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EXHIBIT A

Incoming Partner:               Address For Notices:          Partnership Units:
----------------                -------------------           -----------------
Dunson Ridpath Hotel            Spokane Hotel Inc.               145,147.76
Associates Limited              c/o Gordon Sondland
Partnership, a Washington       Dunson Equities
limited partnership             1531 7th Ave.
                                Seattle, WA 98101

EXHIBIT B
THIRD AMENDMENT TO CHLP AGR.
PERCENTAGE INTEREST OF THE PARTNERS

                                                                Partnership Units     Percentage Interests
                                                                -----------------     --------------------
GENERAL PARTNER:

Cavanaughs Hospitality Corporation as General Partner                70,842.51              0.52701%

LIMITED PARTNERS:

Cavanaughs Hospitality Corporation as Limited Partner            12,904,817.98             96.00036%

North River Drive Company                                            70,842.51              0.52701%

Donald K. Barbieri and Heather M. Barbieri,                          44,837.00              0.33355%
  husband and wife

Thomas M. Barbieri and Eileen Barbieri,                              32,608.00              0.24257%
  husband and wife

Richard L. Barbieri and Cara Lyn Tangen,                              8,154.00              0.08066%
  husband and wife

Barbieri Family Foundation, Inc.                                     65,218.00              0.48516%

Dunson Ridpath Hotel Associates                                     145,147.76              1.07977%
Templin's Resort and Conference Center, Inc.                        100,000.00              0.74391%

                                                                 =============             ========

Total                                                            13,442,467.76                100.0%